UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2013

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 West Adams Street

Chicago, Illinois 60606-5314

(Address of principal executive offices, including zip code)

(312) 621-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Statement of Comprehensive Income and Reportable Segments

In response to a comment letter received from the Staff of the Securities and Exchange Commission (the “SEC”) in connection with their review of GATX Corporation’s (the “Company”) Form 10-K for the year ended December 31, 2011, the Company intends to modify the format of its Consolidated Statements of Comprehensive Income beginning with the Form 10-K for the year ending December 31, 2012 (the “2012 10-K”). These modifications will not result in any changes to previously reported Net Income, Earnings per Share, Segment Profit, or any line items in the Consolidated Balance Sheets or Consolidated Statements of Cash Flow. Rather, the changes represent the reclassification of amounts within the Consolidated Statements of Comprehensive Income. In connection with these modifications, we are providing the attached preliminary information to provide investors with an advance indicative view of the modified presentation. The attached information is preliminary and unaudited, and is subject to further refinement as the Company prepares its financial statements for inclusion in the 2012 10-K. The re-formatted Consolidated Statements of Comprehensive Income (unaudited) for the years 2009-11 are included at Exhibit 99.1.

Separately, and in connection with our internal management reorganization announced in 2012, the Company will be changing its reportable segments beginning with the 2012 10-K. Specifically, the former Rail segment will be disaggregated into two reportable segments: Rail North America and Rail International (comprising Europe, India and other regions outside of North America) which better reflect how the Company will be managed going forward. An illustration of the Segment Results (unaudited) under the new reporting structure for the years 2009-11 is included at Exhibit 99.2. Segment results for Rail North America and Rail International to be reported in the 2012 10-K, may differ from amounts reported in the exhibit, as the Company is in the process of finalizing certain intercompany expense allocations among the various business segments.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	GATX Corporation and Subsidiaries Consolidated Statements of Comprehensive Income (unaudited).

99.2	GATX Corporation and Subsidiaries Consolidated Segment Results (unaudited).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Robert C. Lyons
Robert C. Lyons Executive Vice President, Chief Financial Officer

January 11, 2013

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	GATX Corporation and Subsidiaries Consolidated Statements of Comprehensive Income (unaudited)	Filed Electronically

99.2	GATX Corporation and Subsidiaries Consolidated Segment Results (unaudited)	Filed Electronically